Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO FIFTH AMENDED AND RESTATED

CREDIT AGREEMENT

This FOURTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of June 5, 2020, by and among ANTERO RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Fifth Amended and Restated Credit Agreement, dated as of October 26, 2017 (as the same has been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement” and as further amended by this Amendment, the “Credit Agreement”); and

WHEREAS, Borrower has requested that Administrative Agent and the Lenders enter into this Amendment to amend certain terms of the Existing Agreement as set forth herein; and

WHEREAS, Administrative Agent, the Lenders, Borrower and Guarantors desire to amend the Existing Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, the Administrative Agent and the Majority Lenders hereby agree as follows:

SECTION 1.      Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Existing Agreement shall be amended, effective as of the Fourth Amendment Effective Date, in the manner provided in this Section 1.

1.1       Amendment to Definition of Consolidated Net Income.  The definition of “Consolidated Net Income” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following at the end of clause (a) thereof:

(including any proceeds received from Dispositions in respect of any Production Payment),

1.2       Amendment to Definition of Permitted Liens.  The definition of “Permitted Liens” in Section 1.01 of the Credit Agreement is hereby amended by (a) deleting “and” at the end of clause (l) thereof, (b) replacing “.” with “; and” at the end of clause (m) thereof and (c) inserting a new clause (n) thereof to read in its entirety as follows:

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FOURTH AMENDMENT TO CREDIT AGREEMENT	PAGE 1

(n)        Liens on property that does not constitute Collateral securing obligations incurred in connection with any Production Payment and any Hedging Contract related thereto.

1.3       Amendment to Definition of Production Payment.  The definition of “Production Payment” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

; provided that any Disposition or Hedge Modification in connection with any Production Payment will also be deemed to be a Disposition of all assets and Hedging Contracts on which a Lien is granted to secure obligations in connection with such Production Payment.

SECTION 2.      Conditions to Effectiveness.  The amendments to the Existing Agreement contained in Section 1 of this Amendment shall be effective upon the date each of the conditions set forth in this Section 2 is satisfied (the “Fourth Amendment Effective Date”)

2.1       Execution and Delivery.  Each Credit Party, at least the Majority Lenders and the Administrative Agent shall have executed and delivered this Amendment.

2.2       Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

2.3       Representations and Warranties. Each of the representations and warranties contained in the Credit Agreement and in each of the other Loan Documents shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

2.4       No Default.  No Default shall have occurred and be continuing as of the Fourth Amendment Effective Date.

2.5       Fees.  The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Fourth Amendment Effective Date.

SECTION 3.      Representations and Warranties of Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

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3.1       Reaffirmation of Representations and Warranties/Further Assurances.  Both before and after giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

3.2       Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any Governmental Authority and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

3.3       Enforceability.  This Amendment constitutes the valid and binding obligation of Borrower and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

3.4       No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 4.      Miscellaneous.

4.1       Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Borrower and each Guarantor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2       Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3       Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4       Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered

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shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5       Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6       Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7       Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

4.8       Reference to and Effect on the Loan Documents.

(a)        This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects.  Each reference in the Existing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Existing Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Existing Agreement to the “Credit Agreement”, shall mean and be a reference to the Existing Agreement as amended by this Amendment.

(b)       The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and
Regional Senior Vice President

GUARANTOR:

ANTERO SUBSIDIARY HOLDINGS LLC
MONROE PIPELINE LLC
ANTERO MINERALS LLC
MU MARKETING LLC

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and
Regional Senior Vice President

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JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Anca Loghin
	Name:	Anca Loghin
	Title:	Authorized Officer

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WELLS FARGO BANK, N.A.,
as Issuing Bank and a Lender

By:	/s/ Jonathan Herrick
	Name:	Jonathan Herrick
	Title:	Director

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BARCLAYS BANK PLC,
as a Lender

By:	/s/ Jake Lam
	Name:	Jake Lam
	Title:	Assistant Vice President

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BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Matthew L. Davis
	Name:	Matthew L. Davis
	Title:	Director

ANTERO RESOURCES CORPORATION
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CITIBANK, N.A.,
as a Lender

By:	/s/ Phil Ballard
	Name:	Phil Ballard
	Title:	Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

By:	/s/ Ting Lee
	Name:	Ting Lee
	Title:	Director

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ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Managing Director

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

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THE BANK OF NOVA SCOTIA, HOUSTON BRANCH
as a Lender

By:	/s/ Marc Graham
	Name:	Marc Graham
	Title:	Managing Director

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BBVA USA,
as a Lender

By:	/s/ Mark H. Wolf
	Name:	Mark H. Wolf
	Title:	Senior Vice President

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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

By:	/s/ Scott W. Danvers
	Name:	Scott W. Danvers
	Title:	Authorized Signatory

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

By:	/s/ Andrew Griffin
	Name:	Andrew Griffin
	Title:	Authorized Signatory

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DNB CAPITAL LLC,
as a Lender

By:	/s/ Mita Zalavadia
	Name:	Mita Zalavadia
	Title:	Assistant Vice President

By:	/s/ Samantha Stone
	Name:	Samantha Stone
	Title:	Vice President

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ING CAPITAL LLC,
as a Lender

By:	/s/ Juli Bieser
	Name:	Juli Bieser
	Title:	Managing Director

By:	/s/ Scott Lamoreaux
	Name:	Scott Lamoreaux
	Title:	Director

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SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Michael Maguire
	Name:	Michael Maguire
	Title:	Managing Director

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THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Maria Macchiaroli
	Name:	Maria Macchiaroli
	Title:	Authorized Signatory

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TRUIST BANK, formerly known as BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ James Giordano
	Name:	James Giordano
	Title:	Group Portfolio Manager

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COMERICA BANK,
as a Lender

By:	/s/ Caroline McClurg
	Name:	Caroline McClurg
	Title:	Senior Vice President

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MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Jack Kuhns
	Name:	Jack Kuhns
	Title:	Authorized Signatory

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TRUIST BANK, as successor by merger to SUNTRUST BANK,
as a Lender

By:	/s/ James Giordano
	Name:	James Giordano
	Title:	Group Portfolio Manager

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John C. Lozano
	Name:	John C. Lozano
	Title:	Senior Vice President

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ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Katy Berkemeyer
	Name:	Katy Berkemeyer
	Title:	Authorized Signatory

ANTERO RESOURCES CORPORATION
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